Summary of Material Accounting Policies (Details) - Schedule of New Accounting Standards and Interpretations	12 Months Ended
Jun. 30, 2024
Schedule of New Accounting Standards and Interpretations [Abstract]
Summary	The amendments require that an entity discloses its material accounting policies, instead of its significant accounting policies. Further amendments explain how an entity can identify a material accounting policy. Examples of when an accounting policy is likely to be material are added. To support the amendment, the Board has also developed guidance and examples to explain and demonstrate the application of the ‘four-step materiality process’ described in IFRS Practice Statement 2.
Application date of standard	This standard is not expected to have a material impact on the Group’s financial statements and disclosures
Application date for the Group	Jul. 01, 2023